UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: June 10, 2021

(Date of earliest event reported)

 ENTASIS THERAPEUTICS HOLDINGS INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38670	82-4592913
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

35 Gatehouse Drive Waltham, MA 02451 (781) 810‑0120
(Principal Executive Office)

Telephone Number: (781) 810-0120

Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered or to be registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	ETTX	The Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 under the Securities Act of 1933 (17 CFR 230.405)or Rule 12b-2 under the Securities Exchange Act of 1934 (17 CFR 240.12b-2.    Emerging growth company     ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☒

Item 3.02.	Unregistered Sales of Equity Securities.

As previously disclosed, on May 3, 2021, Entasis Therapeutics Holdings Inc., a Delaware corporation (the “Company”), entered into a securities purchase agreement (the “Securities Purchase Agreement”) with a wholly owned subsidiary of Innoviva, Inc. (together with such subsidiary, “Innoviva”), pursuant to which the Company agreed to issue and sell to Innoviva, in a private placement, up to 10,000,000 newly issued shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”), and warrants (the “Warrants”) to purchase up to 10,000,000 shares of Common Stock, with an exercise price per share of $2.00 (the “Private Placement”). The Warrants will be exercisable immediately at an exercise price of $2.00 per share and will have a five-year term. Each share of Common Stock and each Warrant will be issued and sold together at price per unit of $2.00.

The Private Placement was made in reliance on an exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 4(a)(2) of the Securities Act. Innoviva represented in the Securities Purchase Agreement that it was, on the date of entry into the Securities Purchase Agreement, an “accredited investor” as defined in Rule 501(a) under the Securities Act.

First Closing

The Private Placement occurred in two tranches. The first closing (the “First Closing”) occurred on May 3, 2021, at which time Innoviva purchased 3,731,025 shares of Common Stock and 3,731,025 Warrants in exchange for an aggregate purchase price of approximately $7.5 million.

At the First Closing, the Company entered into a registration rights agreement (the “Registration Rights Agreement”) with Innoviva, pursuant to which, among other things, the Company must prepare and file with the Securities and Exchange Commission (the “SEC”), a registration statement with respect to resales of the shares of Common Stock issued in the Private Placement and Common Stock issuable upon exercise of the Warrants.

Second Closing

As described below, at a special meeting of stockholders held on June 10, 2021 (the “Special Meeting”), the Company's stockholders approved the issuance of the shares of Common Stock and Warrants to Innoviva in the second tranche of the Private Placement (the “Second Closing”). On June 11, 2021, the Company completed the Second Closing and issued 6,268,975 shares of Common Stock and 6,268,975 Warrants to Innoviva for an aggregate gross purchase price of approximately $12.5 million. At the effective time of the Second Closing, assuming the exercise of all of the Warrants, Innoviva will hold approximately 75.5 % of the Company’s outstanding Common Stock.

The foregoing descriptions of the Warrants, Securities Purchase Agreement and Registration Rights Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of such agreements, copies of which were filed with the Company’s Current Report on Form 8-K filed on May 3, 2021 and are incorporated by reference as Exhibits 4.1, 10.1 and 10.2, respectively, to this Current Report on Form 8-K and are incorporated by reference herein.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

2021 Annual Meeting of Stockholders

On June 10, 2021, the Company held its 2021 Annual Meeting of Stockholders (“Annual Meeting”). There were 31,165,388 shares of common stock represented at the Annual Meeting by valid proxies or voted at the meeting, which was approximately 83.53% of the shares of common stock entitled to vote at the Annual Meeting.

The Company’s stockholders considered two proposals at the Annual Meeting, each of which are outlined below and described in more detail in the definitive proxy statement for the Annual Meeting, which was filed with the SEC on April 30, 2021. The final voting results for each matter submitted to a stockholder vote at the Annual Meeting are as follows:

Proposal 1 - Election of Directors

The Company’s stockholders elected the two Class III directors, to hold office until the 2024 Annual Meeting of Stockholders or until their successors have been duly elected and qualified, or, if sooner, until their death, resignation or removal.

Director Nominees	For	Withheld	Broker Non-Votes
David C. Hastings	23,750,824	797,422	6,617,142
Manoussos Perros, Ph.D.	23,837,471	710,775	6,617,142

Proposal 2 - Ratification of the selection of the independent registered public accounting firm

The Company’s stockholders ratified the selection by the Audit Committee of the board of directors of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021.

For	Against	Abstain	Broker Non-Votes
30,937,970	223,592	3,826	—

Special Meeting of Stockholders

On June 10, 2021, the Company held the Special Meeting. There were 22,404,658 shares of common stock represented at the Special Meeting by valid proxies or voted at the meeting, which was approximately 60.05% of the shares of common stock entitled to vote at the Special Meeting.

The Company’s stockholders considered two proposals at the Special Meeting, each of which are outlined below and described in more detail in the Company’s definitive proxy statement for the Special Meeting, which was filed with the SEC on May 17, 2021. The final voting results for each matter submitted to a stockholder vote at the Special Meeting are as follows:

Proposal 1 — Option Exchange Proposal:

The Company’s stockholders approved the stock option exchange.

For	Against	Abstain	Broker Non-Votes
21,035,048	1,344,233	25,377	—

Proposal 2 – Private Placement Proposal:

The Company’s stockholders approved the issuance of securities in the Second Closing, which, combined with the First Closing, would result the issuance of more than 20% of our outstanding shares at a discount.

For	Against	Abstain	Broker Non-Votes
22,209,069	170,196	25,393	—

Forward-Looking Statements

Any statements in this Current Report about the Company’s future expectations, plans and prospects, including statements about the expected Second Closing and other statements containing the words such as “may,” “will,” “expect,” “plan,” “anticipate,” “estimate,” “intend” and similar expressions, constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are subject to numerous important factors, risks and uncertainties that may cause actual events or results to differ materially from current expectations and beliefs, including but not limited to: whether the conditions for the closings of the Private Placement will be satisfied; competitive factors; general economic and market conditions and the risks more fully described in the Company’s filings with the SEC, including the section titled “Risk Factors” contained therein. Forward-looking statements contained in this Current Report are made as of this date, and except as required by law, the Company assumes no obligation to update any forward-looking statements contained herein to reflect any change in expectations, even as new information becomes available.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

4.1	Form of Warrant Certificate (incorporated herein by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K, filed with the SEC on May 3, 2021).

10.1	Securities Purchase Agreement, dated May 3, 2021, by and between the Company and Innoviva (incorporated herein by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K, filed with the SEC on May 3, 2021).

10.2	Form of Registration Rights Agreement (incorporated herein by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K, filed with the SEC on May 3, 2021).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENTASIS THERAPEUTICS HOLDINGS INC.

Date: June 11, 2021	By:	/s/ Michael Gutch, Ph.D.
		Name:	Michael Gutch, Ph.D.
		Title:	Chief Financial Officer and
Chief Business Officer

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